EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary

	4Q 2013	4Q 2012

Core Results (millions)	$1,379	$1,479
EPS - Diluted	$1.72	$1.83

Reported Net Income (millions)	$1,643	$336
EPS - Diluted	$2.04	$0.42

Total Worldwide Sales Volumes (mboe/day)	772	784
Total Worldwide Production Volumes (mboe/day)	750	779

Total Worldwide Crude Oil Realizations ($/BBL)	$99.27	$96.19
Total Worldwide NGL Realizations ($/BBL)	$44.69	$45.08
Domestic Natural Gas Realizations ($/MCF)	$3.33	$3.09

Wtd. Average Basic Shares O/S (millions)	801.7	807.1
Wtd. Average Diluted Shares O/S (millions)	802.1	807.7

	YTD 2013	YTD 2012

Core Results (millions)	$5,602	$5,750
EPS - Diluted	$6.95	$7.09

Reported Net Income (millions)	$5,903	$4,598
EPS - Diluted	$7.32	$5.67

Total Worldwide Sales Volumes (mboe/day)	762	764
Total Worldwide Production Volumes (mboe/day)	763	766

Total Worldwide Crude Oil Realizations ($/BBL)	$99.84	$99.87
Total Worldwide NGL Realizations ($/BBL)	$41.03	$45.18
Domestic Natural Gas Realizations ($/MCF)	$3.37	$2.62

Wtd. Average Basic Shares O/S (millions)	804.1	809.3
Wtd. Average Diluted Shares O/S (millions)	804.6	810.0

Shares Outstanding (millions)	796.0	805.5

Cash Flow from Operations (millions)	$12,900	$11,300

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Fourth Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,511	$607	Asset impairments	$2,118

Chemical	128			128

Midstream, marketing and other	1,098	(1,030)	Plains Pipeline sale gain and other	68

Corporate
Interest expense, net	(23)			(23)

Other	(93)			(93)

Taxes	(973)	154	Tax effect of pre-tax adjustments	(819)

Income from continuing operations	1,648	(269)		1,379
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$1,643	$(264)		$1,379

Basic Earnings Per Common Share
Income from continuing operations	$2.05
Discontinued operations, net	(0.01)
Net Income	$2.04			$1.72

Diluted Earnings Per Common Share
Income from continuing operations	$2.05
Discontinued operations, net	(0.01)
Net Income	$2.04			$1.72

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Fourth Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$522	$1,731	Asset impairments and related items	$2,253

Chemical	180			180

Midstream, marketing and other	75			75

Corporate
Interest expense, net	(30)			(30)

Other	(134)	20	Litigation reserves	(114)

Taxes	(249)	(636)	Tax effect of adjustments	(885)

Income from continuing operations	364	1,115		1,479
Discontinued operations, net of tax	(28)	28	Discontinued operations, net	-
Net Income	$336	$1,143		$1,479

Basic Earnings Per Common Share
Income from continuing operations	$0.45
Discontinued operations, net	(0.03)
Net Income	$0.42			$1.83

Diluted Earnings Per Common Share
Income from continuing operations	$0.45
Discontinued operations, net	(0.03)
Net Income	$0.42			$1.83

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Twelve Months
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$7,894	$607	Asset impairments	$8,501

Chemical	743	(131)	Carbocloro sale gain	612

Midstream, marketing and other	1,573	(1,030)	Plains Pipeline sale gain and other	543

Corporate
Interest expense, net	(110)			(110)

Other	(423)	55	Charge for former executives and consultants (a)	(368)

Taxes	(3,755)	179	Tax effect of pre-tax adjustments	(3,576)

Income from continuing operations	5,922	(320)		5,602
Discontinued operations, net of tax	(19)	19	Discontinued operations, net	-
Net Income	$5,903	$(301)		$5,602

Basic Earnings Per Common Share
Income from continuing operations	$7.35
Discontinued operations, net	(0.02)
Net Income	$7.33			$6.95

Diluted Earnings Per Common Share
Income from continuing operations	$7.34
Discontinued operations, net	(0.02)
Net Income	$7.32			$6.95

(a) Reflects pre-tax charge for the estimated cost related to the employment and post-employment benefits for the
Company's former Executive Chairman and termination of certain other employees and consulting arrangements.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Twelve Months
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$7,095	$1,731	Asset impairments and related items	$8,826

Chemical	720			720

Midstream, marketing and other	439			439

Corporate
Interest expense, net	(117)			(117)

Other	(384)	20	Litigation reserves	(364)

Taxes	(3,118)	(636)	Tax effect of adjustments	(3,754)

Income from continuing operations	4,635	1,115		5,750
Discontinued operations, net of tax	(37)	37	Discontinued operations, net	-
Net Income	$4,598	$1,152		$5,750

Basic Earnings Per Common Share
Income from continuing operations	$5.72
Discontinued operations, net	(0.05)
Net Income	$5.67			$7.09

Diluted Earnings Per Common Share
Income from continuing operations	$5.71
Discontinued operations, net	(0.04)
Net Income	$5.67			$7.09

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2013	2013	2012	2013	2012
REPORTED INCOME	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas	1,511	2,363	522	7,894	7,095
Chemical	128	181	180	743	720
Midstream, marketing and other	1,098	212	75	1,573	439
Corporate & other	(116)	(131)	(164)	(533)	(501)
Pre-tax income	2,621	2,625	613	9,677	7,753

Income tax expense
Federal and state	517	461	(293)	1,602	694
Foreign	456	576	542	2,153	2,424
Total	973	1,037	249	3,755	3,118

Income from continuing operations	1,648	1,588	364	5,922	4,635

Worldwide effective tax rate	37%	40%	41%	39%	40%

	2013	2013	2012	2013	2012
CORE RESULTS	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas	2,118	2,363	2,253	8,501	8,826
Chemical	128	181	180	612	720
Midstream, marketing and other	68	212	75	543	439
Corporate & other	(116)	(131)	(144)	(478)	(481)
Pre-tax income	2,198	2,625	2,364	9,178	9,504

Income tax expense
Federal and state	363	461	343	1,447	1,330
Foreign	456	576	542	2,129	2,424
Total	819	1,037	885	3,576	3,754

Core results	1,379	1,588	1,479	5,602	5,750

Worldwide effective tax rate	37%	40%	37%	39%	39%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth	Third
	Quarter	Quarter
	2013	2013	B / (W)
Oil & Gas	$1,511	$2,363	$(852)
Chemical	128	181	(53)
Midstream, marketing and other	1,098	212	886
Corporate
Interest expense, net	(23)	(28)	5
Other	(93)	(103)	10
Taxes	(973)	(1,037)	64
Income from continuing operations	1,648	1,588	60
Discontinued operations, net	(5)	(5)	-
Net Income	$1,643	$1,583	$60

Earnings Per Common Share
Basic	$2.04	$1.96	$0.08
Diluted	$2.04	$1.96	$0.08

Worldwide Effective Tax Rate	37%	40%	3%

OCCIDENTAL PETROLEUM
2013 Fourth Quarter Net Income (Loss)
Core Results Comparison

	Fourth	Third
	Quarter	Quarter
	2013	2013	B / (W)
Oil & Gas	$2,118	$2,363	$(245)
Chemical	128	181	(53)
Midstream, marketing and other	68	212	(144)
Corporate
Interest expense, net	(23)	(28)	5
Other	(93)	(103)	10
Taxes	(819)	(1,037)	218
Core Results	$1,379	$1,588	$(209)

Core Results Per Common Share
Basic	$1.72	$1.97	$(0.25)
Diluted	$1.72	$1.97	$(0.25)

Worldwide Effective Tax Rate	37%	40%	3%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
4Q13 vs. 3Q13
($ in millions)
$2,363
$168
$10
$46
$7
$8
$42
$2,118
3Q13
Sales Price
Sales Volume
Higher Operating Costs
Higher DD&A Rate
Lower Exploration Costs
All Others *
4Q13
* Includes higher employee compensation and other non-income taxes

Chemical Variance Analysis
4Q13 vs. 3Q13
($ in millions)
$181
$35
$4
$4
$10
$128
3Q13
Sales Price
Sales Volume / Mix
Operations / Manufacturing
All Others
4Q13

Midstream Variance Analysis
4Q13 vs. 3Q13
($ in millions)
$212
$84
$30
$39
$9
$68
3Q13
Marketing and Trading
Power Generation
Gas Processing
Pipelines
4Q13

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth	Fourth
	Quarter	Quarter
	2013	2012	B / (W)
Oil & Gas	$1,511	$522	$989
Chemical	128	180	(52)
Midstream, marketing and other	1,098	75	1,023
Corporate
Interest expense, net	(23)	(30)	7
Other	(93)	(134)	41
Taxes	(973)	(249)	(724)
Income from continuing operations	1,648	364	1,284
Discontinued operations, net	(5)	(28)	23
Net Income	$1,643	$336	$1,307

Earnings Per Common Share
Basic	$2.04	$0.42	$1.62
Diluted	$2.04	$0.42	$1.62

Worldwide Effective Tax Rate	37%	41%	4%

OCCIDENTAL PETROLEUM
2013 Fourth Quarter Net Income (Loss)
Core Results Comparison

	Fourth	Fourth
	Quarter	Quarter
	2013	2012	B / (W)
Oil & Gas	$2,118	$2,253	$(135)
Chemical	128	180	(52)
Midstream, marketing and other	68	75	(7)
Corporate
Interest expense, net	(23)	(30)	7
Other	(93)	(114)	21
Taxes	(819)	(885)	66
Core Results	$1,379	$1,479	$(100)

Core Results Per Common Share
Basic	$1.72	$1.83	$(0.11)
Diluted	$1.72	$1.83	$(0.11)

Worldwide Effective Tax Rate	37%	37%	0%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
4Q13 vs. 4Q12
($ in millions)
$2,253
$169
$61
$76
$270
$22
$71
$2,118
4Q12
Sales Price
Sales Volume
Lower Operating Costs
Higher DD&A Rate
Lower Exploration Expense
All Others *
4Q13
* Includes higher employee compensation and others

Chemical Variance Analysis
4Q13 vs. 4Q12
($ in millions)
$180
$29
$10
$26
$7
$128
4Q12
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
4Q13
* Higher energy and feedstock costs

Midstream Variance Analysis
4Q13 vs. 4Q12
($ in millions)
$75
$44
$4
$37
$70
$68
4Q12
Marketing and Trading
Power Generation
Gas Processing
Pipelines
4Q13

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
		2013	2012	2013	2012
NET PRODUCTION PER DAY:

United States
Oil (MBBL)
	California	94	92	90	88
	Permian	146	146	146	142
Midcontinent and other		30	27	30	25
	Total	270	265	266	255
NGLs (MBBL)
	California	20	21	20	17
	Permian	36	40	39	39
Midcontinent and other		17	16	18	17
	Total	73	77	77	73
Natural Gas (MMCF)
	California	260	242	260	256
	Permian	147	162	157	155
Midcontinent and other		355	396	371	410
	Total	762	800	788	821

Latin America
Oil (MBBL)	Colombia	29	30	29	29

Natural Gas (MMCF)	Bolivia	12	12	12	13

Middle East / North Africa
Oil (MBBL)
	Dolphin	7	7	6	8
	Oman	64	74	66	67
	Qatar	69	71	68	71
	Other	29	40	39	40
	Total	169	192	179	186

NGLs (MBBL)	Dolphin	7	7	7	8
	Other	-	-	-	1
	Total	7	7	7	9

Natural Gas (MMCF)
	Dolphin	145	138	142	163
	Oman	42	56	51	57
	Other	253	242	241	232
	Total	440	436	434	452

Barrels of Oil Equivalent (MBOE)		750	779	763	766

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
		2013	2012	2013	2012
NET SALES VOLUMES PER DAY:
United States
Oil (MBBL)		270	265	266	255
NGLs (MBBL)		73	77	77	73
Natural Gas (MMCF)		762	800	789	819

Latin America
Oil (MBBL)		23	30	27	28
Natural Gas (MMCF)		12	12	12	13

Middle East / North Africa
Oil (MBBL)
	Dolphin	7	7	6	8
	Oman	65	70	68	66
	Qatar	66	75	67	71
	Other	59	43	38	40
	Total	197	195	179	185

NGLs (MBBL)	Dolphin	7	7	7	8
	Other	-	2	-	1
		7	9	7	9

Natural Gas (MMCF)		440	436	434	452

Barrels of Oil Equivalent (MBOE)		772	784	762	764

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2013	2012	2013	2012

OIL & GAS:
REALIZED PRICES
United States
Oil ($/BBL)	94.52	87.81	96.42	93.72
NGLs ($/BBL)	45.72	44.54	41.80	46.07
Natural gas ($/MCF)	3.33	3.09	3.37	2.62

Latin America
Oil ($/BBL)	99.77	97.95	103.21	98.35
Natural gas ($/MCF)	10.58	11.56	11.17	11.85

Middle East / North Africa
Oil ($/BBL)	105.83	107.50	104.48	108.76
NGLs ($/BBL)	35.01	49.14	33.00	37.74

Total Worldwide
Oil ($/BBL)	99.27	96.19	99.84	99.87
NGLs ($/BBL)	44.69	45.08	41.03	45.18
Natural gas ($/MCF)	2.47	2.35	2.54	2.06

INDEX PRICES
WTI oil ($/BBL)	97.46	88.18	97.97	94.21
Brent oil ($/BBL)	109.35	110.08	108.76	111.70
NYMEX gas ($/MCF)	3.64	3.37	3.66	2.81

REALIZED PRICES AS PERCENTAGE OF INDEX PRICES
Worldwide oil as a percentage of WTI	102%	109%	102%	106%
Worldwide oil as a percentage of Brent	91%	87%	92%	89%
Worldwide NGLs as a percentage of WTI	46%	51%	42%	48%
Domestic natural gas as a percentage of NYMEX	92%	92%	92%	93%

	Fourth Quarter		Twelve Months
	2013	2012	2013	2012
Exploration Expense
United States	$50	$46	$187	$232
Latin America	1	1	6	2
Middle East / North Africa	9	35	63	111
	$60	$82	$256	$345

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
Capital Expenditures ($MM)	2013	2012	2013	2012
Oil & Gas
California	$457	$382	$1,533	$2,029
Permian	435	424	1,722	1,920
Midcontinent and other	260	204	901	1,324
Latin America	103	124	339	309
Middle East / North Africa	519	638	2,120	2,016
Exploration	143	108	430	622
Chemical	125	165	424	357
Midstream, marketing and other	425	440	1,404	1,558
Corporate	19	25	164	91
TOTAL	2,486	2,510	9,037	10,226
Non-controlling interest contributions	(67)	-	(212)	-
Cracker JV contribution	23	-	23	-
	$2,442	$2,510	$8,848	$10,226

Depreciation, Depletion &	Fourth Quarter		Twelve Months
Amortization of Assets ($MM)	2013	2012	2013	2012
Oil & Gas
Domestic	$745	$628	$2,967	$2,412
Latin America	20	31	107	117
Middle East / North Africa	534	385	1,679	1,404
Chemical	86	88	346	345
Midstream, marketing and other	58	52	212	206
Corporate	8	7	36	27
TOTAL	$1,451	$1,191	$5,347	$4,511

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	31-Dec-13	31-Dec-12

CAPITALIZATION

Long-Term Debt (including current maturities)	$6,939	$7,623

EQUITY	$43,372	$40,048

Total Debt To Total Capitalization	14%	16%